SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                       FORM 8-K

                                      CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                    September 9, 2002
                                     Date of Report

                           (Date of Earliest Event Reported)

                                Alternet Systems, Inc.
              (Exact name of Registrant as Specified in its Charter)

                #280-815 West Hastings Street, Vancouver, BC, V6C 1B4
                      (Address of Principal Executive Offices)

                                      604-608-2700
                            (Registrant's Telephone Number)


                               North Pacific Capital Corp.
                #280-815 West Hastings Street, Vancouver, BC, V6C 1B4
                            (Former name and former address)

          Nevada                        000-31909                    88-0473897
(State or other jurisdiction    (Commission File Number)        (IRS Employer
    of incorporation)                                       Identification No.)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

     Advanced Interactive Inc., an affiliate of the Registrant, has on September 9, 2002, acquired an additional 228,571 common shares of the Registrant in settlement of $80,000 owed by the Registrant to Advanced Interactive Inc. The shares were issued at a price of one share of common stock for each $0.35 of debt principal settled pursuant to an amendment to the software license agreement between the Registrant and Advanced Interactive Inc. described in Item 5 below and attached as Exhibit 3.1.

ITEM 2.  ACQUISITIONS OR DISPOSITIONS

Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5.  OTHER EVENTS

(a)  Amendment of License Agreement.

     The Registrant has amended the terms of its software license agreement dated January 1, 2001 with Advanced Interactive Inc. and its subsidiary, Advanced Interactive (Canada) Inc. (the "License Agreement").

     The amendment to the License Agreement calls for the issuance of 228,571 shares of common stock to Advanced Interactive Inc. in full and final settlement of $80,000 of outstanding software license payments called for under the License Agreement. The shares of common stock are issued at one share of common stock for each $0.35 of debt settled. The 228,571 shares of common stock were issued on today's date.

     The amendment to the License Agreement also replaces the existing schedule of software license payments with the following schedule of payments to be made by the Registrant to Advanced Interactive Inc.:

(i)     $10,000 per month in 2001;
(ii)    $20,000 per month in 2002;
(iii)   $28,000 per month in 2003;
(iv)    $36,000 per month in 2004;
(v)     $44,000 per month in 2005;
(vi)    $52,000 per month in 2006;
(vii)   $60,000 per month in 2007;
(viii)  $68,000 per month in 2008;
(ix)    $76,000 per month in 2009; and
(x)     $84,000 per month in 2010.

The License Agreement requires the Registrant to pay a royalty of 40% of net revenues from the licensed software to Advanced Interactive Inc. in addition to the payments in (i) to (x) above. Where royalty payments in any one month exceed the amounts due in (iv) to (x) above, they will be accrued to be applied to future months.

The amendment provides the Registrant with the right, in any given month, to accrue up to one-half of the payment due in that month for the term of the License Agreement or (with the consent of Advanced Interactive Inc.) to settle up to one-half of the payment due by issuance of shares at a price of $0.35 per share or at the market price for the Registrant's shares if its securities trade publicly.

The Registrant is disclosing this amendment in this Report on Form 8K because:

(i) the settlement of the outstanding debt to Advanced Interactive Inc. improves the Registrant's working capital position by $80,000; and

(ii) the granting to the Registrant of the right to accrue up to one-half of the software license payments for the term of the License Agreement decreases the Registrant's need for immediate working capital.

The amendment to the License Agreement does not itself provide the Registrant with more current assets it simply reduces the immediate required payments under the License Agreement.

A copy of the amendment to the License Agreement is attached as an exhibit to this report on Form 8K.

ITEM 6.  RESIGNATION OF DIRECTORS AND EXECUTIVE OFFICERS

Not applicable.

ITEM 7.  FINANCIAL STATEMENTS

Not applicable.

ITEM 8.  CHANGE IN FISCAL YEAR

Not applicable.

                                       SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Alternet Systems Inc.



                                        By:    /s/ Griffin Jones
                                        Griffin Jones, Director and
                                        Secretary

Dated:  September 9, 2002

                                    EXHIBITS

Exhibit 3.1: Amendment to License Agreement